Acquisition of HF Financial Corp. December 1, 2015

No Offer or Solicitation: This communication is not a solicitation of a proxy from any stockholder of HF Financial Corp. (“HF Financial”). This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of any applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. Important Additional Information and Where to Find It: In connection with the Agreement and Plan of Merger by and between Great Western Bancorp, Inc. (“Great Western” or “GWB”) and HF Financial, Great Western will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a proxy statement of HF Financial and a prospectus of Great Western, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF HF FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT WESTERN, HF FINANCIAL AND THE PROPOSED TRANSACTION. The Registration Statement, including the proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Great Western and HF Financial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Documents filed by Great Western with the SEC, including the Registration Statement, may also be obtained free of charge from Great Western’s website (www.greatwesternbank.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to Great Western’s Investor Relations contact, David Hinderaker at david.hinderaker@greatwesternbank.com. Documents filed by HF Financial with the SEC may also be obtained free of charge from HF Financial’s website (www.homefederal.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to HF Financial’s Investor Relations contact, Pamela F. Russo at prusso@homefederal.com. Participants in the Solicitation: Great Western, HF Financial, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HF Financial, in connection with the proposed merger transaction. Information about the directors and executive officers of Great Western is available in Great Western’s definitive proxy statement for its 2015 annual meeting of stockholders as previously filed with the SEC on January 5, 2015, and other documents subsequently filed by Great Western with the SEC. Information about the directors and executive officers of HF Financial, is available in HF Financial’s, definitive proxy statement, for its 2015 annual meeting of stockholders as previously filed with the SEC on October 16, 2015. Other information regarding the participants and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and including the proxy statement/prospectus, and other relevant documents regarding the transaction filed with the SEC when they become available. Disclosures 2

Forward-Looking Statements: This presentation contains forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward- looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Great Western’s and HF Financial’s control. Statements in this document regarding Great Western, HF Financial and the proposed merger that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on anticipated financial results, the synergies from the proposed transaction, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of Great Western and HF Financial. In particular, projected financial information for the combined company is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Great Western or HF Financial. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the combined company’s ability to achieve the synergies and value creation contemplated by the proposed transaction; management’s ability to promptly and effectively integrate the businesses of the two companies; the diversion of management time on transaction-related issues; change in national and regional economic conditions; the effects of governmental regulation of the financial services industry; industry consolidation; technological developments and major world news events. For more discussion of important risk factors that may materially affect Great Western and HF Financial, please see the risk factors contained in Great Western’s Annual Report on Form 10-K for its fiscal year ended September 30, 2014, and HF Financial’s Annual Report on Form 10-K for its fiscal year ended June 30, 2015, both of which are on file with the SEC and available through the SEC’s website at www.sec.gov. You should also read Great Western’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which is on file with the SEC. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Great Western, HF Financial or the combined company. None of Great Western nor HF Financial assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated October 29, 2015, which is available in the Investor Relations section of our website at www.greatwesternbank.com and as part of our Current Report on Form 8-K filed with the SEC on October 29, 2015. Disclosures (cont’d) 3

Transaction Highlights Strategically Compelling • In-market transaction solidifies market leadership in the highly attractive Sioux Falls market and enhances South Dakota state-wide presence • Pro forma #1 community bank by deposit market share in Sioux Falls MSA and South Dakota (1) • Sioux Falls and South Dakota have among the strongest economies in the region • Gain branch presence in desirable Fargo, North Dakota and Minnesota markets to complement existing loan book • Enhanced wealth management and mortgage capabilities • Highly compatible cultures, customer service orientation and community focus • Size, footprint and transaction economics in line with previously communicated targets (1) Based on deposit market share from SNL Financial as of 6/30/2015. Excludes Citi, Wells Fargo, thrifts and other banks with niche business models. (2) Based on consensus estimates. Financially Attractive • Projected mid single digit EPS accretion with cost saves in FY17 (2) • Minimal TBV dilution with projected earn back under 3 years • Projected +20% IRR • Pro forma capital position supports further growth Low Risk Execution • Familiar with markets, operations and management • Extensive diligence performed • Experienced acquiror with strong track record of successful integrations • Does not accelerate timeline related to crossing $10bn threshold 4

Pro Forma Branch Map Great Western (158 branches) HF Financial (23 branches) Branch Overlap: 1-mile: 5 branches (27%) Source: SNL Financial. (1) As of 6/30/2015. Excludes Citi, Wells Fargo, thrifts and other banks with niche business models. Deposit Market Share (1) Premier South Dakota Franchise Rank Bank Branches Deposits ($mm) Market Share (%) South Dakota 2 Great Western 23 1,534 8.68 6 HF Financial 20 934 5.28 1 Pro Forma 43 2,468 13.96 Sioux Falls MSA 2 HF Financial 13 711 16.24 5 Great Western 5 418 9.53 1 Pro Forma 18 1,129 25.77 Sioux Falls MSA Fargo Sioux Falls Sioux Falls Pierre Minneapolis Omaha Des Moines Dell Rapids Hartford 5

Superior Demographics Source: SNL Financial. 255,862 866,656 235,930 Sioux Falls MSA South Dakota Fargo MSA Minneapolis MSA 8.1% 5.4% 8.0% 4.6% 4.0% 3.7% Sioux Falls MSA South Dakota Fargo MSA Minneapolis MSA GWB Weighted Average National $59,538 $51,951 $54,322 $70,292 $55,123 $55,551 Sioux Falls MSA South Dakota Fargo MSA Minneapolis MSA GWB Weighted Average National 2.5% 3.0% 2.2% 3.3% 3.2% 4.9% Sioux Falls MSA South Dakota Fargo MSA Minneapolis MSA GWB Weighted Average National 3,547,539 Population 2016 – 2021E Population Growth Current Median HHI Unemployment Rate 6

Key Financials (at September 30, 2015) (In $ million) Assets $1,171.6 Loans 906.3 Deposits 916.3 Equity 107.8 MRQ Return on Average Assets (3) 0.71% MRQ Net Interest Margin 3.55 MRQ Efficiency Ratio 73.46 MRQ Fee Income / Operating Revenue 27.22 HF Financial Overview Source: SNL Financial. Loan and Deposit composition per regulatory data. (1) Excludes Citi, Wells Fargo, thrifts and other banks with niche business models. (2) Excluding loans held for sale. (3) Using core net income as reported by HF Financial, excluding gains on securities and gain on sale of bank branch. Deposit Composition • 2nd largest community bank based on deposits in Sioux Falls (1) • More than 80 years of operating history • New management diversified away from legacy thrift business model • Solid fee income capabilities in wealth management and mortgage Cost: 0.37% CDs 33% Non-interest bearing 16% Money Market 31% Interest-bearing checking 20% Yield: 4.39% CRE 50% Agricultural 21% Commercial 8% Construction 7% Consumer 8% Residential 6% (2) Overview Loan Composition Financial Summary 7

Transaction Overview

Great Western Bancorp, Inc.

Consideration	• 75% stock / 25% cash consideration • HF Financial stockholders are entitled to elect to receive up to 100% Great Western stock, 100% cash, or a combination thereof, subject to pro rata adjustment to ensure maintenance of aggregate consideration mix above
Deal Value	• $19.50 in cash or 0.6500 Great Western shares per HF Financial common share outstanding • $139.5 million for total equity outstanding, or $19.70 per share, based on Great Western's closing price of $30.42 on November 27, 2015
Valuation Multiples	see below
Diligence	• Conducted a comprehensive due diligence process including credit, core systems and legal / regulatory • Extensive credit reviews focused on the largest relationships, adversely classified assets and watch list loans – reviewed over 70% of loans by dollar value and 100% of adversely classified loans
Required Approvals	• HF Financial stockholder approval • Customary regulatory approvals
Anticipated Closing	• Mid-2016 with planned conversion and integration shortly after closing

Valuation Multiples

	HF Financial[1]	Midwest Deals Since 2014[2]	National Deals Since 2014[2]
• Price / Tangible Book:	1.35x	1.61x	1.58x
• Price / LTM Earnings w/ Projected Cost Saves:	9.0x	11.2x	11.6x

(1) Based on financials as of 9/30/2015.
(2) Median of transactions since 2014 with deal value between $50mm - $250mm, excluding mergers of equals.

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NYSE: GWB
GreatWesternBank.com

Pro Forma Financial Impact

Great Western Bancorp, Inc.

Key Transaction Assumptions

All amounts below are preliminary estimates based on due diligence:

- **Loan Credit Mark:** Gross pre-tax credit mark of ~$25 million (2.7% of loans and 223% of reserves)
- **Purchase Accounting and Other Marks:** Purchase accounting pre-tax mark of ~($18) million, including ~($5) million mark of MSR, and ~($1.5) million mark on other assets
- **Fee Income:** ~$1.5 million in pre-tax run-off related to Durbin and service charges
- **Cost Savings:** Approximately 40% of HF Financial's core noninterest expense or ~$15.0 million – phased in 70% in 2016 and 100% thereafter
- **Restructuring Charges:** ~$25 million pre-tax, 50% incurred at close, 25% in year 1 and 25% in year 2
- **Core Deposit Intangible:** Core deposit intangible asset of ~$9 million, or 1.25% of core deposits amortized over 10 years using the Sum-Of-The-Years' Digit method

Projected Financial Impact

- **EPS:** ~6% accretive to 2017 FY EPS, first full year after closing
- **TBV:** ~1% or $0.20 dilution at closing
- **TBV Earnback:** Less than 3 years (crossover method)
- **Pro Forma Tier 1 Ratio:** 10.6% at closing [1]
- **Pro Forma Total Capital Ratio:** 12.0% at closing [1]

(1) Assuming closing in Q2 2016

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NYSE: GWB

GreatWesternBank.com

$3.1 $3.4 $4.3 $5.2 $8.3 $8.2 $9.0 $9.1 $9.4 $9.8 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Acquired Assets Pre-Acquisition Assets Experienced Acquiror Acquired Security Bank ($0.1 billion) Acquired Sunstate Bank and three branches from HF Financial Corp. ($0.2 billion total) Acquired First Community Bank’s Colorado franchise and a branch from Wachovia ($0.6 billion total) Acquired F&M Bank-Iowa and TierOne Bank ($3.0 billion total) Acquired North Central Bancshares Inc. ($0.4 billion) Asset CAGR ‘09 – ‘15: 11% Note: Total assets are as of September 30 of each fiscal year. Acquired assets are the total of the fair value of total assets acquired and the net cash and cash equivalents received, at the time of acquisition of each indicated year. 10

Value Creating Acquisition In-market Digestible size and low execution risk Significant market share increase Projected to be solidly accretive to earnings Attractive projected earnback Reasonably priced Projected to be accretive to ROA & ROE Boosts and defends competitive position and raises barriers to entry         11

Appendix

HF Financial Great Western Loan Composition Deposit Composition Source: SNL Financial; Holding company level shown for Great Western and HF Financial, GAAP data as of MRQ 9/30/2015. (1) Excluding loans held for sale. Pro Forma Great Western HF Financial Pro Forma Complementary & Diversified Balance Sheets Total ($mm) $7,325 $906 $8,231 Yield: 4.85% 4.39% 4.80% Loans/Deposits: 99% 99% 99% CRE 35% Agricultural 25% Commercial 22% Construction 3% Consumer 1% Residential 13% Other 1% CRE 50% Agricultural 21% Commercial 8% Construction 7% Consumer 8% Residential 6% CRE 37% Agricultural 25% Commercial 20% Construction 4% Consumer 2% Residential 12% Total ($mm) $7,387 $916 $8,303 Cost: 0.30% 0.37% 0.31% CDs 33% Non-interest bearing 16% NOW, MMDA & Savings 51% CDs 21% Non-interest bearing 18% NOW, MMDA & Savings 61% CDs 19% Non-interest bearing 19%NOW, MMDA & Savings 62% (1) 13

HF Financial Financial Overview Source: SNL Financial & Company filings. (1) Including loans held for sale. (2) Core numbers as reported by HF Financial, including adjustments for gains on sale of securities, charges incurred from prepayment of borrowings, gains on sale of bank branches, gains on sale of property and costs incurred for branch closures. 09/30/2015 numbers have been annualized. Note: 30 June Year End. Amounts shown are in millions, except per share data Balance Sheet 2012Y 2013Y 2014Y 2015Y 9/30/15 CAGR Assets $1,193 $1,218 $1,275 $1,185 $1,172 (0.5%) Loans $700 $705 $818 $923 $915 8.9% Deposits $894 $899 $999 $963 $916 2.3% Loans / Deposits 78% 78% 82% 96% 100% Tangible Common Equity $92 $92 $97 $99 $103 2.2% TCE / TA 7.8% 7.6% 7.6% 8.4% 8.8% Profitability Net Income $5.2 $5.9 $6.2 $7.1 $8.3 EPS $0.74 $0.83 $0.88 $1.01 $1.20 ROAA 0.43% 0.50% 0.50% 0.58% 0.71% ROAE 5.4% 6.0% 6.3% 6.9% 7.9% Net Interest Margin 3.07% 2.63% 2.70% 3.21% 3.55% Fee Inc. / Operating Rev. 26% 33% 32% 27% 27% Efficiency Ratio 78% 79% 77% 74% 73% Asset Quality NPAs / Assets 1.6% 2.1% 1.5% 1.4% 1.3% NPAs / Loans + OREO 2.7% 3.5% 2.3% 1.7% 1.6% Reserves / Loans 1.51% 1.52% 1.28% 1.22% 1.23% Reserves / NPLs 61.1% 44.0% 55.2% 70.7% 78.2% (2) (2) (2) (1) (2) (2) (2) (2) (2) (2) (2) (2) (1) 14